Summary Prospectus	January 1, 2016

Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund)	RESNX Investment Class Symbol RISCX Service Class Symbol

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2015 and January 1, 2016, respectively. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact, or by contacting your financial intermediary.

roycefunds.com

Summary Prospectus | January 1, 2016

Royce European Small-Cap Fund
(formerly Royce European Smaller-Companies Fund)

RESNX Investment Class Symbol | RISCX Service Class Symbol

Important Note: Proposed Fund Reorganizations

The Board of Trustees of The Royce Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund
Royce European Small-Cap Fund, a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund
Royce Global Value Fund, a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund

The above fund reorganizations are separate transactions and are subject to approval by shareholders of the Target Funds. Only shareholders of Royce European Small-Cap Fund will vote in connection with the reorganization transaction involving that Fund. Likewise, only shareholders of Royce Global Value Fund will vote in connection with the reorganization transaction involving that Fund. Completion of each reorganization transaction is also subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the applicable Target Fund, or their respective shareholders.

      The assets and liabilities of a Target Fund would be exchanged for shares of the Acquiring Fund as part of each reorganization, with shareholders of the Target Fund becoming shareholders of the Acquiring Fund. No sales charges or redemption fees would be imposed in connection with either reorganization. The Acquiring Fund shares to be received by shareholders of a Target Fund in a reorganization will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization.

      Shareholder approval of one reorganization transaction is not contingent upon, and will not affect in any way, shareholder approval of the other reorganization transaction.  In addition, the consummation of one reorganization transaction is not contingent upon, and will not affect in any way, the consummation of the other reorganization transaction.

      It is anticipated that a prospectus/proxy statement relating to the reorganization transactions will be mailed to Target Fund shareholders during the fourth calendar quarter of 2015 and that each special meeting of Target Fund shareholders will be held during the first calendar quarter of 2016. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for a reorganization transaction, it is expected that such reorganization would be completed during the first half of 2016.

Royce European Small-Cap Fund

Investment Goal
Royce European Small-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	INVESTMENT CLASS	SERVICE CLASS

Maximum sales charge (load) imposed on purchases	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%

Distribution (12b-1) fees	0.00%	0.25%

Other expenses	1.57%	0.75%

Total annual Fund operating expenses	2.57%	2.00%

Fee waivers and/or expense reimbursements	-1.38%	-0.56%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.19%	1.44%

The information above has been revised to reflect the Fund’s revised contractual investment advisory fee rate and the Fund's expenses and average net assets for the nine-month period ended September 30, 2015.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.19% and 1.44%, respectively, through December 31, 2016 and at or below 1.74% and 1.99% respectively, through December 31, 2025.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the periods noted above) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS
1 Year	$121	$147

3 Years	$494	$571

5 Years	$892	$1,022

10 Years	$2,006	$2,273

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

2 | The Royce Fund Summary Prospectus 2016

Royce European Small-Cap Fund

Principal Investment Strategies

Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies headquartered in Europe with stock market capitalizations up to $3 billion. Royce invests the Fund’s assets in companies trading below its estimate of their current worth that also have strong balance sheets, other business strengths, and/or strong business prospects. Royce also considers companies with the potential for improvement in cash flow levels and internal rates of return.
     Normally, the Fund invests at least 80% of its net assets in equity securities of companies that are headquartered in Europe with market capitalizations up to $3 billion at the time of investment. From time to time, a substantial portion of the Fund’s assets may be invested in European companies headquartered in a single country. No more than 35% of the Fund’s net assets may be invested in securities of companies headquartered in “developing countries.” Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Fund’s Statement of Additional Information). The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.
     In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce European Small-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that the Fund’s investment in the securities of foreign companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in foreign companies may not apply.
     The prices of equity securities of companies with stock market capitalizations up to $3 billion are generally more volatile and their markets are less liquid relative to larger-capitalization securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-capitalization companies or other asset classes. In addition, as of December 31, 2014 the Fund invested a significant portion of its assets in a limited number of securities. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.
     Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception (Service Class used for illustrative purposes—returns differ by class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell Europe Small Cap Index, the Fund’s benchmark index. The Investment Class commenced operations on January 22, 2014. Performance information prior to this date is for the Service Class. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

The Royce Fund Summary Prospectus 2016 | 3

Royce European Small-Cap Fund

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a calendar quarter was 34.11% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -28.83% (quarter ended 12/31/08).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Annualized Total Returns As of 12/31/14 (%)
	1 YEAR	5 YEAR	SINCE INCEPTION (12/29/06)

Service Class
Return Before Taxes	-14.86	6.53	2.06
Return After Taxes on Distributions	-15.33	6.26	1.78
Return After Taxes on Distributions and Sale of Fund Shares	-8.04	5.18	1.62

Investment Class
Return Before Taxes	-14.70	6.58	2.08

Russell Europe Small Cap Index (Reflects no deductions for fees, expenses, or taxes)	-8.50	8.24	1.14

Investment Adviser and Portfolio Management

Royce serves as investment adviser to the Fund. David A. Nadel and Mark Rayner co-manage the Fund. Mr. Nadel previously served as the Fund’s assistant portfolio manager (2006-2010) and became portfolio manager in 2010. Mr. Rayner served as the Fund’s assistant portfolio manager in 2013.

How to Purchase and Sell Fund Shares
Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM

Regular Account-Investment Class	$100,000

Regular Account-Service Class	$2,000

IRA-Investment Class	$100,000

IRA-Service Class	$1,000

Automatic Investment or Direct Deposit Plan Accounts-Investment Class	$100,000

Automatic Investment or Direct Deposit Plan Accounts-Service Class	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 | The Royce Fund Summary Prospectus 2016

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com	RES-ISI-0116